SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JULY 30, 2007
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-16725                  42-1520346
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

The following information is provided in response to inquiries by investors about exposure to subprime mortgage lending. The following is an overview of Principal Financial Group, Inc.'s ("PFG") investment in residential mortgages, mortgage backed securities ("MBS") (including collateralized mortgage obligations ("CMO") and commercial mortgage backed securities ("CMBS")), and asset backed securities ("ABS") (including collateralized debt obligations ("CDO")). All values are as of June 30, 2007.

RESIDENTIAL MORTGAGES. PFG owned approximately $1.5 billion of whole loan residential mortgages. This $1.5 billion was comprised of $1.0 billion of first and second lien mortgages to prime borrowers at Principal Bank. PFG's subsidiary, Principal International de Chile S.A., owned approximately $500 million of first mortgages to prime Chilean borrowers.

MBS. PFG owned approximately $6.7 billion of MBS. This $6.7 billion was comprised of (i) $1.3 billion of AAA rated mortgage pass-through certificates in which the underlying mortgages were conforming loans backed by U.S. government agencies or instrumentalities; (ii) $985 million of CMO which were backed by 91% prime mortgages and 9% Alt A mortgages (95% rated AAA and 5% rated AA; 81% issued in 2005 or before, 14% in 2006 and 5% in 2007); and (iii) $4.4 billion of CMBS, 98% of which were investment grade, with 71% rated A- or better.

ABS. PFG owned approximately $2.8 billion of ABS. This included (i) $629 million of subprime first lien mortgages, 99% of which were rated AA or better and 87% of which were issued in 2005 or before; (ii) $177 million of CDO backed by subprime mortgages (61% rated AA, and 36% rated A or A-; 33% issued in 2005 or before, and 67% in 2006 and 2007); and (iii) $1.06 billion of CDO backed by cash or synthetic corporate debt (76%) or CMBS (24%) (100% of the CDO corporate securities were investment grade and 90% of the CMBS CDO securities were investment grade). The remaining $900 million of ABS portfolio was backed by credit card, auto or consumer loan receivables.

To summarize, PFG's total exposure to subprime residential mortgages at June 30, 2007 was $806 million, or 1.3% of invested assets. Almost all such exposure was in highly rated traunches of asset backed securities, most of which were issued in 2005 or earlier.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PRINCIPAL FINANCIAL GROUP, INC.



                                      By:      /S/ THOMAS J. GRAF
                                      Name:    Thomas J. Graf
                                      Title:   Senior Vice President -
                                               Investor Relations


Date:    July 30, 2007